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                                                                   EXHIBIT 10.27

PORTIONS OF THIS EXHIBIT HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                    FIRST AMENDMENT AND SETTLEMENT AGREEMENT

        This First Amendment and Settlement Agreement, effective as of the date set forth above the signatures of the parties below, (i) resolves a dispute between the parties hereto relating to past royalties due under the Exclusive Patent License Agreement dated December 22, 1993 ("12/22/93 LICENSE AGREEMENT") between MASSACHUSETTS INSTITUTE OF TECHNOLOGY ("M.I.T."), a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts, 02139, USA and VIRTUAL MACHINE WORKS, INC. ("VMW"), a Delaware corporation having its principal office at 66 Griffin Road, Framingham, Massachusetts, 01701 and (ii) amends that Agreement as contained herein.

               WHEREAS, on May 13, 1996, IKOS Systems, Inc., ("IKOS") a California corporation having its principal office at 79 Great Oaks Blvd., San Jose, CA 95119-1311, acquired a substantial portion of the business to which the 12/22/93 LICENSE AGREEMENT relates;

        WHEREAS, on May 13, 1996, in connection with such acquisition, and with M.I.T.'s consent, VMW assigned all of its right, title and interest under the 12/22/93 LICENSE AGREEMENT to IKOS, and IKOS, in accepting the assignment, assumed all rights and obligations of VMW under the 12/22/93 LICENSE AGREEMENT;

        WHEREAS, M.I.T. and IKOS desire to resolve alleged overdue royalty payments pursuant to the terms contained herein; and

        WHEREAS, IKOS and M.I.T. wish to modify the provisions of the 12/22/93 LICENSE AGREEMENT for reasons which include simplifying royalty accounting and reporting.

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereby agree to modify the 12/22/93 LICENSE AGREEMENT as follows:

        1. IKOS and M.I.T. agree that in consideration of granting this Amendment and resolving the alleged dispute, IKOS shall pay shall pay to M.I.T. *** dollars ($ ***), which shall be due immediately and payable as follows: *** dollars ($ ***) shall be paid on or before March 15, 2002, and the remaining *** dollars ($ ***) shall be paid on or before July 31, 2002.

*** Confidential Treatment Requested
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2. For clarification, the parties acknowledge that by virtue of the May 13, 1996 assignment of the 12/22/93 LICENSE AGREEMENT to IKOS, LICENSEE, as defined in Paragraph 1 on page 1 of the 12/22/93 LICENSE AGREEMENT, and as further defined in Section 1.1, shall now mean:

        (a) IKOS;

        (b) a related company of IKOS, the voting stock of which is directly or indirectly at least fifty percent (50%) owned or controlled by IKOS;

        (c) an organization which directly or indirectly controls more than fifty percent (50%) of the voting stock of IKOS; and

        (d) an organization, the majority ownership of which is directly or indirectly common to the ownership of IKOS.

        3. Section 1.6 shall be deleted and replaced with the following:

                1.6 "NET SALES" shall mean ***




*** Confidential Treatment Requested




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        4. Section 2.5 shall be deleted and replaced with the following:

                2.5 In order to establish a period of exclusivity for LICENSEE, M.I.T. hereby agrees that it shall not grant any other license under the PATENT RIGHTS during the period of time commencing on the EFFECTIVE DATE and terminating with the expiration or abandonment of all issued patents and filed patent applications within the PATENT RIGHTS, unless earlier terminated in accordance with the provisions of this Agreement.

        5. M.I.T. hereby represents and warrants that, to its knowledge and with inquiry, it has not granted any licenses to any of the PATENT RIGHTS other than by means of the 12/22/93 LICENSE AGREEMENT.

        6. Section 2.6 shall be deleted

        7. Section 4.1(a) shall be deleted and replaced with the following:

                a. Running Royalties in the amount equal to *** (***%).
                of NET SALES by and/or for LICENSEE and/or its sublicensees.

        8. In consideration of the monies payable hereunder and the promises made herein, M.I.T. hereby waives and releases IKOS from any and all claims arising out of or relating to non-payment of monies due prior to October 1, 2001 under the 12/22/93 LICENSE AGREEMENT.


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*** Confidential Treatment Requested
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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized representatives.

THE EFFECTIVE DATE OF THIS FIRST AMENDMENT IS OCTOBER 1, 2001.

MASSACHUSETTS INSTITUTE OF                IKOS SYSTEMS, INC.
TECHNOLOGY

By:    /s/ John H. Turner, Jr.            By:    /s/ Joseph W. Rockom
       ---------------------------               ----------------------------
Name:  John H. Turner, Jr.                 Name:  Joseph W. Rockom
       ---------------------------               ----------------------------
Title: Associate Director                 Title: CFO
       ---------------------------               ----------------------------
       Technology Licensing Office
       ---------------------------


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